UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2022

SENMIAO TECHNOLOGY LIMITED
(Exact name of registrant as specified in its charter)

Nevada	001-38426	35-2600898
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16F, Shihao Square, Middle Jiannan Blvd. High-Tech Zone, Chengdu Sichuan, People’s Republic of China	610000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +86 28 61554399

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AIHS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 25, 2022, Senmiao Technology Limited, a Nevada corporation (the “Company”) held its special meeting of stockholders (the “Special Meeting”). Holders of 31,888,966 shares of the Company's common stock as of March 1, 2022, the record date prior to the effectiveness of the 1-for-10 reverse stock split on April 6, 2022, were present in person or by proxy at the Special Meeting, representing 51.61% of the total outstanding shares of common stock and therefore constituting a quorum of more than a majority of the shares outstanding and entitled to vote at the Special Meeting as of the record date.

The final voting results for each matter submitted to a vote of shareholders at the meeting are as follows. In accordance with the Company’s, broker non-votes were not counted as votes cast.

1.            A proposal to approve any future adjustment of exercise prices of the Company’s Investor Warrants issued to investors in connection with a private placement closed on November 10, 2021 below their floor prices in accordance with the terms of such Investor Warrants.

For	Against	Abstain/Withhold
30,251,257	507,286	1,130,423

2.           A proposal to approve the amendment to the Company’s Articles of Incorporation, as amended, to increase the number of authorized shares of common stock of the Company from 100,000,000 to 500,000,000 and the number of authorized shares of preferred stock of the Company from 10,000,000 to 50,000,000.

For	Against	Abstain/Withhold
31,192,373	687,456	9,137

Pursuant to the foregoing votes, (i) the future adjustment of exercise prices of the Company’s Investor Warrants issued to investors in connection with a private placement closed on November 10, 2021 below their floor prices in accordance with the terms of such Investor Warrants was approved and (ii) the amendment to the Company’s Articles of Incorporation, as amended, to increase the number of authorized shares of common stock and preferred stock of the Company was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENMIAO TECHNOLOGY LIMITED

Date: April 29, 2022	By:	/s/ Xiaoyuan Zhang
	Name:	Xiaoyuan Zhang
	Title:	Chief Financial Officer